                        Oppenheimer Discovery Fund
                   Supplement dated January 4, 2004 to the
                      Prospectus dated November 26, 2004

1. This supplement amends the Prospectus of Oppenheimer Discovery Fund dated
November 26, 2004.

2.    The section titled "Advisory Fees."  beginning on page 12, under "How the Fund is Managed" is deleted in its entirety and replaced by the following:

     Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines as the
     Fund's assets grow: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, and 0.58% of average annual net assets in excess of $1.5 billion. The
     Fund's management fee for its last fiscal year ended September 30, 2004 was 0.68% of average annual net assets for each class of shares.

     Effective January 1, 2005, the Manager has voluntarily agreed to reduce its advisory fee rate for any quarter during the calendar year ending
     December 31, 2005, by 0.05% of the Fund's average daily net assets if the Fund's trailing one-year total return performance, measured at the end of the prior calendar quarter,  was in the fourth or fifth quintile of the Fund's Lipper peer group. However, if the Fund's total return performance at the end of a subsequent calendar quarter has improved to the third or higher quintile of Fund's Lipper peer group, the advisory fee reduction will be terminated for the remainder of the calendar year.
     The advisory fee reduction is a voluntary undertaking and may be terminated by the Manager at any time.
..

PSO0500.033                                           January 4, 2005